                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 13, 2000
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                               Crown Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



      Georgia                   1-7604                         58-0678148
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   (State or other      (Commission File Number)          (IRS Employer
   jurisdiction of                                        Identification
   incorporation)                                         Number)


    1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia           30328
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (770) 644-6400
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Item 5.  Other Events.

         Crown Crafts, Inc. (the "Company") announced today that it has entered into amendments (collectively, the "Amendments") to its credit agreements with its lenders which, among other things, extend the maturity dates of its bank facilities through June 4, 2000.

         The description of the Amendments contained herein is qualified in its entirety by reference to the terms of the Amendments, forms of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following is a list of the Exhibits attached hereto:

         Exhibit No. 10.1        Amendment No. 2 to Bank of America Revolving
                                 Credit Agreement
         Exhibit No. 10.2        Amendment No. 2 to Wachovia Bank Revolving
                                 Credit Agreement
         Exhibit No. 10.3        Amendment of The Prudential Insurance Company
                                 of America 1995 Note Agreement

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            CROWN CRAFTS, INC.



                            By: /s/ David S. Fraser
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                                 Name:       David S. Fraser
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                                 Title: Vice President, Chief Financial Officer
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Dated:   March 13, 2000